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IndexIQ Active ETF Trust
SUMMARY PROSPECTUS   |   AUGUST 29, 2019
IQ MacKay Municipal Intermediate ETF
MMIT
This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated August 29, 2019 and statement of additional information dated August 29, 2019, and most recent annual report to shareholders, dated April 30, 2019, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at nylinvestments.com/etfs/resources/prospectus; by calling IndexIQ Funds at 888-474-7725 or by sending an email request to info@indexiq.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
MMIT LISTED ON NYSE ARCA    |   CUSIP # 45409F827

Summary Information
IQ MacKay Municipal Intermediate ETF

Investment Objective
The IQ MacKay Municipal Intermediate ETF (the “Fund”) seeks current income exempt from federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table set forth below.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees & Expenses(a)	0.01%
Total Annual Fund Operating Expenses(a)	0.72%
Expense Waiver/Reimbursement(b)	0.41%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.31%

(a)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.30% of the average daily net assets of the Fund. The agreement will remain in effect until August 31, 2020 unless terminated by the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$32	$189	$360	$856
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of the portfolio.
Principal Investment Strategies
The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index. Instead, the Fund uses an active management strategy to meet its investment objective. Consequently, investors should not expect the Fund’s returns to track the returns of any index or market for any period of time.
The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund typically invests at least 80% of its net assets in Municipal Bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings, Inc.). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund generally will maintain a dollar-weighted average duration of 3 to 10 years.
Municipal Bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax.

The Fund may invest more than 25% of its total assets in Municipal Bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. However, the Fund’s investments will be diversified among a minimum of ten different sectors of the Municipal Bond market. The Fund’s investments will be diversified among at least 15 different states, with no more than 30% of the Fund’s securities invested in municipal securities from a single state. Some of the Fund’s earnings may be subject to federal tax and most may be subject to state and local taxes.
MacKay Shields LLC’s (the “Subadvisor”) investment process begins with an assessment of macro factors that may impact the Municipal Bond market, including tax rates, U.S. Treasury rates, and global economic data, as well as other regulatory, tax, governmental, and technical factors that may impact the Municipal Bond market. Following the assessment of these factors, the Subadvisor develops an investment strategy to position the Fund among various sectors of the Municipal Bond market and different states. The Subadvisor then employs a fundamental, “bottom-up” credit research analysis to select individual Municipal Bonds.
The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.
Principal Risks
As with all investments, there are certain risks of investing in the Fund. The Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund.”
Authorized Participant Concentration Risk
Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cash Transactions Risk
The Fund currently intends to effect creations and redemptions principally for cash, rather than for in-kind securities. For this reason, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.
Credit Risk
Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. Changes in an issuer’s or counterparty’s credit rating or the market’s perception of an issuer’s or counterparty’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.
Cyber Security Risk
The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.
Focused Investment Risk
To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, group of countries, region, industry, group of industries or sector, an adverse economic, market, political or regulatory development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. Different asset classes, countries, groups of countries, regions, industries, groups of industries or sectors tend to go through cycles of outperformance and underperformance in comparison to each other and to the general financial markets.

Income Risk
The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities when securities in its portfolio mature or the Fund otherwise needs to purchase additional securities.
Interest Rate Risk
An increase in interest rates may cause the value of securities held by the Fund to decline. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
When interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these securities to fall. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. The value of securities with longer maturities generally changes more in response to changes in interest rates than does the value of securities with shorter maturities.
During periods of falling interest rates, an issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds in securities with lower yields, resulting in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Issuer Risk
The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Municipal Bond Risk
Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of Municipal Bonds that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of Municipal Bonds held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. This risk would be heightened to the extent that the Fund invests a substantial portion of its assets in Municipal Bonds issued pursuant to similar projects or whose interest is paid solely from revenues of similar projects. In addition, income from Municipal Bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities. There are various different types of Municipal Bonds, each with its own unique risk profile. Some of these risks include:
•
General Obligation Bonds Risk—timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

•
Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;
•
Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bonds, and payment under these bonds depends on the private enterprise’s ability to do so;

•
Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

•
Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel for the issuer at the time of issuance, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

•
Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Operational Risk
The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Portfolio Management Risk
The Fund is subject to portfolio management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s).

Trading Price Risk
Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.
Performance Information
The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total return, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its benchmark and additional broad measures of market performance. The Bloomberg Barclays Municipal Bond Index 1-15 YR Blend covers the U.S. dollar-denominate long-term tax-exempt bond market. The index has four main sectors state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.
All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting nylinvestments.com/etfs.

The Fund’s year-to-date total returns as of June 30, 2019 was 5.32%.
Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	2.01%	4Q/2018
Lowest Return	-0.88%	1Q/2018
Average Annual Total Returns as of December 31, 2018
	1 Year	Since Inception(1)
Returns before taxes	2.06%	2.34%
Returns after taxes on distributions(2)	2.03%	2.30%
Returns after taxes on distributions and sales of Fund Shares(2)	2.20%	2.31%
Bloomberg Barclays Municipal Bond Index 1-15 YR Blend (reflects no deduction for fees, expenses or taxes)	1.58%	1.06%
(1)
The Fund commenced operations on October 18, 2017.

(2)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Investment Advisor and Subadvisor
IndexIQ Advisors LLC is the investment advisor to the Fund.
MacKay Shields LLC is the investment subadvisor to the Fund.

Portfolio Managers
The professionals jointly and primarily responsible for the day-to-day management of the Fund are:
Name & Title	Length of Service with Subadvisor	Length of Service as Fund’s Portfolio Manager
John Loffredo, Executive Managing Director	Since 2009	Since Inception
Robert DiMella, Executive Managing Director	Since 2009	Since Inception
Michael Petty, Senior Managing Director	Since 2010	Since Inception
Frances Lewis, Senior Managing Director	Since 2009	Since August 2018
David Dowden, Managing Director	Since 2009	Since Inception
Scott Sprauer, Managing Director	Since 2009	Since Inception
John Lawlor, Director	Since 2016	Since Inception
Purchase and Sales of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 50,000 Shares or whole multiples thereof  (“Creation Units”).
The Fund’s Creation Units are issued and redeemed principally in cash based on the then-current value of the securities included in the Fund. Retail investors may acquire Shares on the NYSE Arca, Inc. through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund intends to distribute tax-exempt income. The Fund intends to meet certain U.S. federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as exempt-interest dividends. A portion of the exempt-interest dividends may be subject to the alternative minimum tax and may have other tax consequences to certain shareholders. However, a portion of the Fund’s distributions may be subject to U.S. federal income tax, and may be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be subject to U.S. federal income tax upon withdrawal from such a tax-advantaged account. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ Active ETF Trust
Mailing Address
51 Madison Avenue,
New York, New York 10010
1-888-474-7725
nylinvestments.com/etfs

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company.

MEMMIT-08/19
To Statutory Prospectus	To Statement of Additional Information